            EIGHTH MODIFICATION OF MASTER CONSTRUCTION LOAN AGREEMENT

         THIS EIGHTH MODIFICATION, dated and effective as of May 10, 2000, is made and entered into by and between TRAMMELL CROW BTS, INC., a Delaware corporation having a notice address of 7535 East Hampden Avenue, Suite 650, Denver, Colorado 80231-4845 ("Developer"), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a notice address of 10 West Market Street, 9th Floor, Indianapolis, Indiana 46204 ("Bank").

                                    RECITALS:

         A. Developer and Bank entered into that certain Master Construction Loan Agreement, dated August 4, 1997, as modified by that certain First Modification of Master Construction Loan Agreement between Developer and Bank, dated September 15, 1997, as modified by that certain Second Modification of Master Construction Loan Agreement between Developer and Bank, dated May 12, 1998, as modified by that certain Third Modification of Master Construction Loan Agreement between Developer and Bank, dated June 9, 1998, as modified by that certain Fourth Modification of Master Construction Loan Agreement between Developer and Bank, dated December 30, 1998, as modified by that certain Fifth Modification of Master Construction Loan Agreement between Developer and Bank, dated April 23, 1999, as modified by that certain Sixth Modification of Master Construction Loan Agreement between Developer and Bank, dated May 31, 1999, and as modified by that certain Seventh Modification of Master Construction Loan Agreement between Developer and Bank, dated September 30, 1999 (collectively, the "Loan Agreement").

         B. The parties hereto desire to further modify the Loan Agreement in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

         1. DEFINITIONS OF THE LOAN AGREEMENT. Paragraph 1.01 of the Loan Agreement is hereby modified by:

                  a. Substituting the following in lieu of the existing like defined terms:

                  "Approved Tenant" shall mean OfficeMax, Merchants Tire, Walgreens, an Investment Grade Tenant which the Bank approves in its sole discretion and any other tenant approved by Bank in its sole discretion.

                  "Debt Service Coverage Ratio" shall mean the ratio of (i) projected total annual income to be received under the Lease for an applicable Project (but assuming a five percent (5%) vacancy factor if such Project is leased to Merchants Tire), defined as base rent, common area maintenance payments, insurance and real estate tax reimbursements and miscellaneous sources, less projected total annual expenses for such Project, defined as an annual management fee in an amount equal to Three Percent (3%) of the projected total annual income of such Project, an annual charge of Ten Cents ($.10) per square foot of such Project for a capital reserve and expense of common area maintenance, insurance, real estate taxes, and non-capitalized repairs, to (ii) the projected total annual sum of all interest payments and principal payments on the applicable
         Project Loan which would be due and payable assuming the level amortization of such Project Loan over a period equal to (a) twenty five (25) years, if such Project is leased to Merchants Tire; or (b) if such Project is leased to an Approved Tenant other than Merchants Tire, the lesser of (1) twenty (20) years or (2) the term of the Lease for the Project, plus five (5) years, at a per annum interest rate equal to the most recent weekly average yield on United States Treasury Securities adjusted to a constant maturity of ten (10) years, plus (y) Two and Sixth Tenths Percent (2.6 %), if such
         Project is leased to Merchants Tire, or (z) One and Three Quarters Percent (1.75 %), if such Project is leased to an Approved Tenant other than Merchants Tire.

                  "Project Loan Commitment Expiration Date" shall mean July 31, 2001.

                  b. Adding the following defined terms:

                  "Investment Grade Tenant" shall mean a tenant (other than OfficeMax, Walgreens and Merchants Tire) which has an S & P rating of BBB- or better.

                  "Merchants Tire" shall mean Merchants Tire, Inc., a Delaware corporation.

                  "S & P" shall mean Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., or if S & P no longer publishes ratings, then another ratings agency acceptable to the Bank.

                  "Walgreens" shall mean Walgreen Co., an Illinois corporation.

         2. SECTION 4.01 (INITIAL PROJECT LOAN ADVANCE) OF THE LOAN AGREEMENT. The following paragraph (aa) of Section 4.01 of the Loan Agreement is hereby modified in its entirety to read as follows:

                  aa.      DEBT SERVICE COVERAGE. If the Project in respect of
         which such Project Loan is being made is being leased to Merchants Tire the Debt Service Coverage for such Project is no less than 1.25 to 1.0. If the Project in respect of which such Project Loan is being made is being leased to OfficeMax, Walgreens or an Investment Grade Tenant, the Debt Service Coverage for such Project is no less than 1.10 to 1.0.

         3. SECTION 4.01 (INITIAL PROJECT LOAN ADVANCE) OF THE LOAN AGREEMENT. Section 4.01 of the Loan Agreement is hereby modified to add the following subparagraph (bb):

                  bb.      LIMITATION ON PROJECTS LEASED TO MERCHANTS TIRE. Bank
         shall not be obligated to make a Project Loan in respect of a Project which is leased to Merchants Tire, if by making such Project Loan, the aggregate amount of Project Loans (including the Project Loan at issue) in respect of Projects leased to Merchants Tire would be greater than Ten Million Dollars ($10,000,000). For purposes of calculating the aggregate amount of Project Loans in the preceding sentence, the maximum principal amounts available thereunder shall be used, and not the then outstanding principal balances thereof.

         4. SECTION 5.01 (g) (PROJECT LOAN AMOUNT) OF THE LOAN AGREEMENT. The following subparagraph (g) of Section 5.01 of the Loan Agreement is hereby modified in its entirety to read as follows:

                  g. PROJECT LOAN AMOUNT. Notwithstanding any other provision contained herein to the contrary, the maximum principal amount of a Project Loan shall not exceed an amount equal to the lesser of: (a) the Appraised Value Limit (as hereinafter defined) of the Project in respect of which such Project Loan is being made; (b) the purchase price payable by the buyer under the Project Purchase Agreement in place (if in place) for such Project; and (c) the Project Costs (excluding any development fee) for such Project. The Appraised Value Limit for a Project shall be equal to (i) Ninety Percent (90%) of the appraised value of such Project (as determined by the Appraisal therefore), if such Project is leased to an Approved Tenant other than Merchants Tire; or (ii) Eighty Percent (80%) of the appraised value of such Project (as determined by the Appraisal therefore), if such Project is leased to Merchants Tire.

         5. EXHIBIT J. The Loan Agreement is hereby modified by substituting EXHIBIT J attached to this Modification for EXHIBIT J attached to the Loan Agreement.

         6. EXHIBIT L. The Loan Agreement is hereby modified by substituting EXHIBIT L attached to this Modification for EXHIBIT L attached to the Loan Agreement.

         7.       SECTION 8.01 (EVENTS OF DEFAULT) OF THE LOAN AGREEMENT.
Section 8.01 of the Loan Agreement is hereby modified to add the word "or" after the semicolon in subparagraph (s) thereof, to delete the period at the end of subparagraph (t) thereof and add "; or" at the end of subparagraph (t) thereof and to add the following subparagraphs (u) and (v) thereto:

                  u. Developer fails to comply with any covenant set forth in the Developer Guaranty executed by the Developer in connection with such Project Loan; or

                  v. Affiliate Guarantor fails to comply with any covenant set forth in the Affiliate Guarantor Transaction Guaranty executed by the Affiliate Guarantor in connection with such Project Loan;

         8.       SECTION 9.16 (DEVELOPER'S COVENANTS) OF THE LOAN AGREEMENT.
Section 9.16 of the Loan Agreement is hereby modified in its entirety to read as follows:

                  9.16. DEVELOPER'S COVENANTS. Developer covenants that from the date hereof through the Project Loan Commitment Expiration Date and thereafter until all Project Loans have been paid in full, Developer will furnish to Bank within ninety (90) days after the end of each fiscal year of Developer, annual financial statements of Developer, which financial statements shall be prepared by Developer and certified as to accuracy by the president or chief financial officer of Developer, and shall include a balance sheet and statement of income and retained earnings on a basis consistent with prior years and shall otherwise be in form satisfactory to the Bank.

         9. BANK ACKNOWLEDGMENTS AS TO FINANCIAL STATEMENTS. Bank acknowledges that the financial statements provided to Bank by Developer pursuant to Paragraph 6 of any outstanding Developer Guaranty are not required to be reviewed by certified public accountants but must instead be prepared by Developer and certified as to accuracy by the president or chief financial officer of Developer.

         10. EXPENSES. Borrower shall pay all costs incidental to this Modification, including but not limited to title insurance, survey charges, reasonable attorneys' fees, appraisals, insurance, inspecting engineers' and/or architect's fees, environmental fees, and all other incidental expenses of Bank.

         11. REPRESENTATIONS AND WARRANTIES. Developer hereby represents and warrants to Bank that there does not presently exist any default under the Loan Agreement or any event which with the notice or lapse of time or both would constitute a default under the Loan Agreement and that each of the representations and warranties set forth in the Loan Agreement remain true and correct as of the date hereof, except to the extent said representations and warranties specifically apply to those items explicitly modified by or otherwise disclosed in this Modification, and each of said representations and warranties is hereby incorporated herein by reference and modified as necessary to apply to and cover the undertakings of Developer evidenced by this Modification.

         12. CONTINUING EFFECT. All other terms, conditions, provisions, representations and warranties set forth in the Loan Agreement not specifically relating to those items explicitly modified by or otherwise disclosed in this Modification shall remain unchanged and shall continue in full force and effect. This Modification shall, wherever possible, be construed in a manner consistent with the Loan Agreement; provided, however, in the event of any irreconcilable inconsistency between the terms of this Modification and the terms of the Loan Agreement, the terms of this Modification shall control.

         13. WAIVER. No provision hereof shall constitute a waiver of any of the terms or conditions of the Loan Agreement, other than those terms or conditions explicitly modified or otherwise affected hereby.

         IN WITNESS WHEREOF, Developer and Bank have caused this Eighth Modification of Master Construction Loan Agreement to be duly executed as of the date and year first above written.

                           SIGNATURE PAGE OF DEVELOPER
                                       TO
            EIGHTH MODIFICATION OF MASTER CONSTRUCTION LOAN AGREEMENT

                                                  "DEVELOPER"

                                         TRAMMELL CROW BTS, INC.,
                                         a Delaware corporation

                                         By: /s/ William E. Ryan
                                            ------------------------------------

                                         Printed: William E. Ryan
                                                 -------------------------------

                                         Title: Vice President
                                               ---------------------------------


STATE OF COLORADO          )
                           ) SS:
COUNTY OF JEFFERSON        )

         Before me, a Notary Public in and for said County and State, personally appeared William E. Ryan, known to me to be the Vice President of TRAMMELL CROW BTS, INC., a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this 15th day of May, 2000.

                                         /s/ Sabrina Mangels
                                         ---------------------------------------
                                         Notary Public - Signature

                                         Sabrina Mangels
                                         ---------------------------------------
                                         Notary Public - Printed

My Commission Expires:                   My County of Residence:

    October 21, 2001                     Jefferson
--------------------------               ---------------------------------------

                            SIGNATURE PAGE OF BANK
                                      TO
           EIGHTH MODIFICATION OF MASTER CONSTRUCTION LOAN AGREEMENT

                                                    "BANK"

                                         KEYBANK NATIONAL ASSOCIATION, a
                                         national banking association

                                         By: /s/ Janice E. Butler
                                            ------------------------------------

                                         Printed: Janice E. Butler
                                                 -------------------------------

                                         Title:   Asst. Vice President
                                               ---------------------------------


STATE OF INDIANA           )
                           ) SS:
COUNTY OF MARION           )

         Before me, a Notary Public in and for said County and State, personally appeared Jane E. Butler, known to me to be a Asst. V.P. of KEYBANK NATIONAL ASSOCIATION, a national banking association, and acknowledged the execution of the foregoing for and on behalf of said association.

         Witness my hand and Notarial Seal, this 17th day of May, 2000.

                                         /s/ Sandra A. Hawk
                                         ---------------------------------------
                                         Notary Public - Signature

                                             Sandra A. Hawk
                                         ---------------------------------------
                                         Notary Public - Printed

My Commission Expires:                      My County of Residence:

     Nov 28, 2007                       Marion
------------------------                 ---------------------------------------

This instrument was prepared by Dennis A. Johnson, Attorney at Law, JOHNSON, SMITH, PENCE, & HEATH, LLP, One Indiana Square, Suite 1800, Indianapolis, Indiana 46204.

                            REAFFIRMATION OF GUARANTY

         The undersigned ("Guarantor"), as the guarantor of the Project Loans (as defined in the Master Construction Loan Agreement (as defined in the foregoing Eighth Modification of Master Construction Loan Agreement)) made as of the date hereof, hereby consents to the foregoing Eighth Modification of Master Construction Loan Agreement and agrees that the execution and the performance of such Eighth Modification of Master Construction Loan Agreement shall not in any way affect, impair, discharge, relieve or release the obligations of the undersigned under its contracts of guaranty in respect of such Project Loan, which contracts of guaranty are hereby ratified, confirmed and reaffirmed in all respects and are hereby extended upon the same terms consistent with such Eighth Modification of Master Construction Loan Agreement. Said contracts of guaranty shall continue in full force and effect until all obligations in respect of such Project Loans are fully paid and performed.

         Executed effective as of the 10th day of May, 2000.

                                      TRAMMELL CROW BTS,INC.,

                                      A DELAWARE CORPORATION

                                      By:
                                         ---------------------------------------

                                      Printed Name:
                                                   -----------------------------

                                      Title:
                                            ------------------------------------

STATE OF ____________      )
                           ) SS:
COUNTY OF ___________      )

         Before me, a Notary Public in and for said County and State, personally appeared ___________________, known to me to be the _______________ of TRAMMELL
CROW BTS, INC., a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this ____ day of May, 2000.

                                      ------------------------------------------

                                      ------------------------------------------

My Commission Expires:                My County of Residence:

------------------------              ------------------------------------------

                   REAFFIRMATION AND MODIFICATION OF GUARANTY
                               (LOVELAND PROJECT)

         The undersigned ("Guarantor"), as the guarantor of the Project Loan (as defined in the Master Construction Loan Agreement (as defined in the foregoing Eighth Modification of Master Construction Loan Agreement)) made to TCC-BTS Loveland OM, Inc., hereby consents to the foregoing Eighth Modification of Master Construction Loan Agreement and agrees that the execution and the performance of such Eighth Modification of Master Construction Loan Agreement shall not in any way affect, impair, discharge, relieve or release the obligations of the undersigned under its (i) Transaction Guaranty, dated October 18, 1999 (the "Transaction Guaranty"), and (ii) Guaranty of Completion of Improvements Pursuant to Loan Agreement, dated October 18, 1999 (the "Completion Guaranty"), in respect of such Project Loan, which Transaction Guaranty and Completion Guaranty are hereby ratified, confirmed and reaffirmed in all respects and are hereby extended upon its same terms consistent with such Eighth Modification of Master Construction Loan Agreement. Said Transaction Guaranty and Completion Guaranty shall continue in full force and effect until all obligations in respect of such Project Loan are fully paid and performed.

         Guarantor hereby agrees that the Transaction Guaranty is hereby modified to add the following paragraph 18:

         18. Guarantor agrees that, while and so long as this Guaranty remains outstanding:

                  a. Guarantor shall not permit Equity Value, as of the end of any Fiscal Quarter, to be less than Four Hundred Million Dollars ($400,000,000);

                  b. Guarantor shall not permit the Total Leverage Ratio, as of the end of any Fiscal Quarter, to exceed 3.5 to 1.0;

                  c. Guarantor shall not permit the Interest Coverage Ratio, as of the end of any Fiscal Quarter, to be less than 3.0 to 1.0.

                  d. Guarantor shall not permit Liquid Assets, as of the end of any Fiscal Quarter, to be less than Fifteen Million Dollars ($15,000,000); and

                  e. Guarantor shall not permit the ratio of Current Assets to Current Liabilities, as of the end of any Fiscal Quarter, to be less than 1.1 to 1.0.

         Guarantor shall provide to Bank within sixty (60) days after the end of each Fiscal Quarter of Guarantor a covenant compliance worksheet in a form approved by Bank for Bank's use in determining Guarantor's compliance with the above-referenced covenants. All defined terms used in this Paragraph 18, but not defined in this Guaranty, shall have the meanings assigned to such terms in that certain Credit Agreement, dated as of December 1, 1997, among Guarantor, the Lenders listed therein, NationsBank of Texas, N.A. and Bankers Trust Company, as amended from time to time (collectively, the "Guarantor's $150,000,000 Credit Agreement"). All defined terms in Section

1.1 of the Guarantor's $150,000,000 Credit Agreement are incorporated herein by reference to the extent such terms are necessary for the interpretation of any defined terms used in this Paragraph 18.

         Executed effective as of the 10th day of May, 2000.

                                           TRAMMELL CROW  COMPANY,
                                           A DELAWARE CORPORATION

                                           By:
                                              ---------------------------------

                                           Printed Name:
                                                        -----------------------

                                           Title:
                                                 ------------------------------


                                           By:
                                              ---------------------------------

                                           Printed Name:
                                                        -----------------------

                                           Title:
                                                 ------------------------------

STATE OF TEXAS        )
                      ) SS:
COUNTY OF ___________ )

         Before me, a Notary Public in and for said County and State, personally appeared ___________________, known to me to be the _______________ of TRAMMELL
CROW COMPANY, a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this ____ day of ____________, 2000.


                                            -----------------------------------

                                            -----------------------------------


My Commission Expires:                      My County of Residence:

---------------------------                 -----------------------------------

STATE OF TEXAS        )
                      ) SS:
COUNTY OF ___________ )

         Before me, a Notary Public in and for said County and State, personally appeared ___________________, known to me to be the _______________ of TRAMMELL
CROW COMPANY, a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this ____ day of ____________, 2000.


                                            -----------------------------------

                                            -----------------------------------

My Commission Expires:                      My County of Residence:

---------------------------                 -----------------------------------

                   REAFFIRMATION AND MODIFICATION OF GUARANTY
                               (GOLFVIEW PROJECT)

         The undersigned ("Guarantor"), as the guarantor of the Project Loan (as defined in the Master Construction Loan Agreement (as defined in the foregoing Eighth Modification of Master Construction Loan Agreement)) made to TCC-BTS Golfview WG, Inc., hereby consents to the foregoing Eighth Modification of Master Construction Loan Agreement and agrees that the execution and the performance of such Eighth Modification of Master Construction Loan Agreement shall not in any way affect, impair, discharge, relieve or release the obligations of the undersigned under its (i) Transaction Guaranty, dated December 17, 1999 (the "Transaction Guaranty"), and (ii) Guaranty of Completion of Improvements Pursuant to Loan Agreement, dated December 17, 1999 (the "Completion Guaranty"), in respect of such Project Loan, which Transaction Guaranty and Completion Guaranty are hereby ratified, confirmed and reaffirmed in all respects and are hereby extended upon its same terms consistent with such Eighth Modification of Master Construction Loan Agreement. Said Transaction Guaranty and Completion Guaranty shall continue in full force and effect until all obligations in respect of such Project Loan are fully paid and performed.

         Guarantor hereby agrees that the Transaction Guaranty is hereby modified to add the following paragraph 18:

         18. Guarantor agrees that, while and so long as this Guaranty remains outstanding:

                  a. Guarantor shall not permit Equity Value, as of the end of any Fiscal Quarter, to be less than Four Hundred Million Dollars ($400,000,000);

                  b. Guarantor shall not permit the Total Leverage Ratio, as of the end of any Fiscal Quarter, to exceed 3.5 to 1.0;

                  c. Guarantor shall not permit the Interest Coverage Ratio, as of the end of any Fiscal Quarter, to be less than 3.0 to 1.0.

                  d. Guarantor shall not permit Liquid Assets, as of the end of any Fiscal Quarter, to be less than Fifteen Million Dollars ($15,000,000); and

                  e. Guarantor shall not permit the ratio of Current Assets to Current Liabilities, as of the end of any Fiscal Quarter, to be less than 1.1 to 1.0.

         Guarantor shall provide to Bank within sixty (60) days after the end of each Fiscal Quarter of Guarantor a covenant compliance worksheet in a form approved by Bank for Bank's use in determining Guarantor's compliance with the above-referenced covenants. All defined terms used in this Paragraph 18, but not defined in this Guaranty, shall have the meanings assigned to such terms in that certain Credit Agreement, dated as of December 1, 1997, among Guarantor, the Lenders listed therein, NationsBank of Texas, N.A. and Bankers Trust Company, as amended from time to time (collectively, the "Guarantor's $150,000,000 Credit Agreement"). All defined terms in Section

1.1 of the Guarantor's $150,000,000 Credit Agreement are incorporated herein by reference to the extent such terms are necessary for the interpretation of any defined terms used in this Paragraph 18.

         Executed effective as of the 10th day of May, 2000.

                                           TRAMMELL CROW  COMPANY,
                                           A DELAWARE CORPORATION

                                           By:
                                              ---------------------------------

                                           Printed Name:
                                                        -----------------------

                                           Title:
                                                 ------------------------------


                                           By:
                                              ---------------------------------

                                           Printed Name:
                                                        -----------------------

                                           Title:
                                                 ------------------------------
STATE OF TEXAS        )
                      ) SS:
COUNTY OF ___________ )

         Before me, a Notary Public in and for said County and State, personally appeared ___________________, known to me to be the _______________ of TRAMMELL
CROW COMPANY, a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this ____ day of ____________, 2000.


                                            -----------------------------------

                                            -----------------------------------

My Commission Expires:                      My County of Residence:

---------------------------                 -----------------------------------

STATE OF TEXAS        )
                      ) SS:
COUNTY OF ___________ )

         Before me, a Notary Public in and for said County and State, personally appeared ___________________, known to me to be the _______________ of TRAMMELL
CROW COMPANY, a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this ____ day of ____________, 2000.


                                            -----------------------------------

                                            -----------------------------------

My Commission Expires:                      My County of Residence:

---------------------------                 -----------------------------------

                   REAFFIRMATION AND MODIFICATION OF GUARANTY
                               (LYNCHBURG PROJECT)

         The undersigned ("Guarantor"), as the guarantor of the Project Loan (as defined in the Master Construction Loan Agreement (as defined in the foregoing Eighth Modification of Master Construction Loan Agreement)) made to TCC-BTS Lynchburg Sports, Inc., hereby consents to the foregoing Eighth Modification of Master Construction Loan Agreement and agrees that the execution and the performance of such Eighth Modification of Master Construction Loan Agreement shall not in any way affect, impair, discharge, relieve or release the obligations of the undersigned under its (i) Transaction Guaranty, dated February 29, 2000 (the "Transaction Guaranty"), and (ii) Guaranty of Completion of Improvements Pursuant to Loan Agreement, dated February 29, 2000 (the "Completion Guaranty"), in respect of such Project Loan, which Transaction Guaranty and Completion Guaranty are hereby ratified, confirmed and reaffirmed in all respects and are hereby extended upon its same terms consistent with such Eighth Modification of Master Construction Loan Agreement. Said Transaction Guaranty and Completion Guaranty shall continue in full force and effect until all obligations in respect of such Project Loan are fully paid and performed.

         Guarantor hereby agrees that the Transaction Guaranty is hereby modified to add the following paragraph 18:

         18. Guarantor agrees that, while and so long as this Guaranty remains outstanding:

                  a. Guarantor shall not permit Equity Value, as of the end of any Fiscal Quarter, to be less than Four Hundred Million Dollars ($400,000,000);

                  b. Guarantor shall not permit the Total Leverage Ratio, as of the end of any Fiscal Quarter, to exceed 3.5 to 1.0;

                  c. Guarantor shall not permit the Interest Coverage Ratio, as of the end of any Fiscal Quarter, to be less than 3.0 to 1.0.

                  d. Guarantor shall not permit Liquid Assets, as of the end of any Fiscal Quarter, to be less than Fifteen Million Dollars ($15,000,000); and

                  e. Guarantor shall not permit the ratio of Current Assets to Current Liabilities, as of the end of any Fiscal Quarter, to be less than 1.1 to 1.0.

         Guarantor shall provide to Bank within sixty (60) days after the end of each Fiscal Quarter of Guarantor a covenant compliance worksheet in a form approved by Bank for Bank's use in determining Guarantor's compliance with the above-referenced covenants. All defined terms used in this Paragraph 18, but not defined in this Guaranty, shall have the meanings assigned to such terms in that certain Credit Agreement, dated as of December 1, 1997, among Guarantor, the Lenders listed therein, NationsBank of Texas, N.A. and Bankers Trust Company, as amended from time to time (collectively, the "Guarantor's $150,000,000 Credit Agreement"). All defined terms in Section

1.1 of the Guarantor's $150,000,000 Credit Agreement are incorporated herein by reference to the extent such terms are necessary for the interpretation of any defined terms used in this Paragraph 18.

         Executed effective as of the 10th day of May, 2000.

                                           TRAMMELL CROW  COMPANY,
                                           A DELAWARE CORPORATION

                                           By:
                                              ---------------------------------

                                           Printed Name:
                                                        -----------------------

                                           Title:
                                                 ------------------------------


                                           By:
                                              ---------------------------------

                                           Printed Name:
                                                        -----------------------

                                           Title:
                                                 ------------------------------

STATE OF TEXAS        )
                      ) SS:
COUNTY OF ___________ )

         Before me, a Notary Public in and for said County and State, personally appeared ___________________, known to me to be the _______________ of TRAMMELL
CROW COMPANY, a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this ____ day of ____________, 2000.


                                            -----------------------------------

                                            -----------------------------------

My Commission Expires:                      My County of Residence:

---------------------------                 -----------------------------------


STATE OF TEXAS        )
                      ) SS:
COUNTY OF ___________ )

         Before me, a Notary Public in and for said County and State, personally appeared ___________________, known to me to be the _______________ of TRAMMELL CROW COMPANY, a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this ____ day of ____________, 2000.


                                            -----------------------------------

                                            -----------------------------------

My Commission Expires:                      My County of Residence:

---------------------------                 -----------------------------------